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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): April 21, 2004


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


    MARYLAND                         0-16421                   52-1518642
(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)            Identification No.)
 incorporation)


              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (410) 277-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)




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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
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      Exhibit 99.1   Press release April 21, 2004
      Exhibit 99.2   Supplemental Financial Information

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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      On April 21, 2004, Provident Bankshares Corporation announced its financial results for the quarter ended March 31, 2004. The press release announcing financial results for the quarter ended March 31, 2004 is filed as
Exhibit 99.1 and incorporated herein by reference.

      On April 21, 2004, in conjunction with its earnings release, Provident Bankshares Corporation is making available supplemental financial information regarding the Company. As noted in the Company's April 21, 2004 earnings release, the supplemental financial information is also being posted on the Company's website at www.provbank.com. The supplemental financial information
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includes (in addition to financial information presented in the Company's April 21, 2004 earnings release) a comparative analysis of average balances, interest income and expense and interest yields and rates (three months ended March 31, 2004 versus three months ended March 31, 2003). The supplemental financial information also includes the Company's unaudited Consolidated Statement of Income for the three months ended March 31, 2004. The supplemental financial information is filed as Exhibit 99.2 and incorporated herein by reference.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PROVIDENT BANKSHARES CORPORATION


                                  By: /s/ Gary N. Geisel
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                                      Gary N. Geisel
                                      Chairman of the Board and Chief Executive
                                      Officer

Date: April 22, 2004

                                  EXHIBIT INDEX




    EXHIBIT                        DESCRIPTION
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     99.1          Press release April 21, 2004
     99.2          Supplemental Financial Information